THOMPSON COBURN LLP

One US Bank Plaza

St. Louis, MO 63101

(314) 552-6295

March 11, 2010

EDGAR CORRESPONDENCE

Deborah O’Neil Johnson

U.S. Securities and Exchange Commission

450 5th Street, NW, 5-6

Washington, DC 20549

Re: Unified Series Trust (SEC File Nos. 811-21237 and 333-100654)

Dear Ms. Johnson:

          We are enclosing Post-Effective Amendment No. 140 to the registration statement on Form N-1A of Unified Series Trust for its series Crawford Dividend Growth Fund, 3 to 1 Diversified Equity Fund, and 3 to 1 Strategic Income Fund (each a “Fund”).

          The primary purpose of this filing is to add a new Summary Prospectus for each Fund. All other sections contain information substantially similar to the currently effective prospectus and SAI for the applicable Fund.

           We will submit a 485(b) filing for each Fund marked to show revisions made in response to the Staff’s comments and to include audited financial highlights, annual performance information and other necessary information. Each Fund’s new prospectus is due by May 1, 2010. We would greatly appreciate your assistance in meeting this deadline. Once we have received and responded to the Staff’s comments in writing to your satisfaction, we will file an acceleration request.

           We look forward to receiving your comments. If you have any questions, please contact me at (314) 552-6295.

Sincerely,

THOMPSON COBURN LLP

By: /s/ Dee Anne Sjögren